UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2017

FIRST FOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Monroe Street, Suite E210, Hoboken, NJ 07030

(Address of principal executive offices)

(201) 471-0988

 (Registrant's telephone number, including area code)

_______________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2017, First Foods Group, Inc. (the “Company”) entered into a binding term sheet (the “Term Sheet”) with The Big Salad Franchise Company, LLC, a Michigan limited liability company ("TBS"). Pursuant to  the Term Sheet, the Company will purchase 100% of the assets or member units of TBS, (or a combination to be determined by the Parties) including, but not limited to, all of its revenue streams (exclusive of cash in the bank which John Bornoty ("Sole Member") shall retain), trademarks, logos, recipes, and intellectual property, in consideration of the payment of $850,000 in cash upon the closing of the transactions contemplated by the Term Sheet, and the definitive documents (the “Definitive Agreements”) to be drafted and executed thereunder (the “Closing”). Additionally, the Sole Member shall receive a 10% equity interest in a subsidiary to be formed by Company (“NewCo”), that will operate the TBS franchise program subsequent to Closing (the $850,000 plus the 10% equity interest is collectively known as the "Purchase Price"). TBS will pay its "ordinary" accounts payable prior to the Closing. "Ordinary Accounts Payable" will be defined by the Parties in the Definitive Agreements.

Upon Closing, Sole Member will be named Chief Executive Officer of NewCo and will enter into an Executive Employment Agreement ("EEA") with NewCo that includes an annual salary of $90,000.00, plus other benefits and bonuses in accordance with those provided to the officers of the Company. The EEA shall have a three-year term, with renewal options if approved by the Board of the Company and Sole Member. If by the end of a sixty-day due diligence period Sole Member and the Company have not reached a mutually acceptable EEA, either party to the Term Sheet may terminate the obligations under the Term Sheet, rendering it void.

The Company shall bear the costs of an audit report from an independent public accounting firm registered with the PCAOB related to the financial statements of TBS for the years ending December 31, 2015 and 2016, and the costs of unaudited financial statements of TBS for the quarters ending March 31, 2017 and June 30, 2017. The Company shall deposit with $8,500 into the escrow account of Butzel Long, a professional corporation and the attorney for TBS, which escrow funds may be used by TBS to pay for the aforementioned audit and review.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Binding Term Sheet, dated June 19, 2017, by and between First Foods Group, Inc. and The Big Salad Franchise Company, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Foods Group, Inc.

Date: June 23, 2017	By:	/s/ Harold Kestenbaum
	Name:	Harold Kestenbaum
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Binding Term Sheet, dated June 19, 2017, by and between the First Foods Group, Inc. and The Big Salad Franchise Company, LLC.

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